UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 16, 2023

PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
 (Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 16, 2023 (the “Execution Date”), PBF Energy Company LLC (“PBF LLC”), a subsidiary of PBF Energy Inc. (“PBF Energy” and collectively with its consolidated subsidiaries including PBF Holding, the “Company”), entered into a definitive Subscription Agreement (the “Subscription Agreement”) with Eni Sustainable Mobility, a subsidiary of Eni S.p.A. (“Eni Sustainable Mobility”), pursuant to which the Company and Eni will partner in a 50-50 joint venture, St. Bernard Renewables LLC (“SBR”).  SBR will own the biorefinery currently under construction (the “Renewable Diesel Facility”) co-located with the Company’s Chalmette Refinery in Louisiana. Pursuant to the Subscription Agreement, upon the closing of the transaction, PBF LLC and Eni Sustainable Mobility and/or their affiliates will be entering into a number of related agreements, including a contribution agreement, an amended and restated limited liability company agreement for SBR, a construction management agreement, an operating agreement, a common asset use and services agreement and an omnibus agreement (collectively, the “Related Agreements”).

Upon consummation of the transaction, which is subject to customary closing conditions, including regulatory approvals, the Company will contribute to SBR certain assets related to the Renewable Diesel Facility and Eni Sustainable Mobility will contribute to SBR capital totaling $835 million plus up to an additional $50 million that is subject to the achievement of eventual project milestones. The startup of the Renewable Diesel Facility is scheduled in the first half of 2023 and the facility is currently targeted to have processing capacity of about 1.1 million tonnes/year of raw materials, with full pretreatment capabilities. It will produce mainly HVO Diesel (Hydrotreated Vegetable Oil, commonly known as ‘renewable diesel’ in North America), with a production capacity of 306 million gallons per year. The biorefinery will use the Ecofining™ process developed by Eni in cooperation with Honeywell UOP.

The transaction is expected to close in the second or third quarter of 2023, subject to satisfaction of customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the absence of legal impediments prohibiting the transaction, receipt of regulatory approvals and required consents and absence of an adverse event.

PBF LLC and Eni Sustainable Mobility have made, and/or their affiliates that will be parties to the transaction documents will make at Closing, customary representations and warranties and PBF LLC and Eni Sustainable Mobility have agreed to customary covenants in the Subscription Agreement, including the agreement of PBF LLC, subject to certain exceptions, to conduct the businesses being acquired in the ordinary course, to use commercially reasonable efforts to preserve the assets and to refrain from engaging in certain activities during the period from the execution of the Subscription Agreement to the closing of the transaction. The Subscription Agreement contains customary termination rights for both PBF LLC and Eni Sustainable Mobility, subject to a termination penalty under certain conditions. The Subscription Agreement and the Related Agreements also provide for indemnification rights with respect to, among other things, breaches of representations, warranties or covenants by the parties.

The foregoing description is summary in nature and is qualified in its entirety by reference to the Subscription Agreement, a copy of which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

The Subscription Agreement and Related Agreements contain representations and warranties by PBF LLC, Eni Sustainable Mobility and/or their affiliates as of specific dates. The representations and warranties reflect negotiations between the parties to the Subscription Agreement and the Related Agreements and are not intended as statements of fact to be relied upon by the Company’s shareholders; in certain cases, the representations and warranties merely represent allocation decisions among the parties; may have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Subscription Agreement and the Related Agreements, which disclosures are not reflected in the Subscription Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. As such, the representations and warranties are solely for the benefit of the parties to the agreement. The representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, may change after the date of the Subscription Agreement and should not be relied upon as statements of facts.

Item 7.01.	Regulation FD Disclosure.

On February 16, 2023, PBF Energy issued a press release announcing that its subsidiary, PBF LLC, has entered into definitive agreements with Eni Sustainable Mobility to partner in a 50-50 joint venture, SBR. A copy of the press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Items 7.01 (including Exhibit 99.1 and 99.2) of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Forward-Looking Statements

Statements contained in the exhibit to this report relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, satisfaction of the conditions to the closing of the transaction and the possibility that the transaction will not close; the timing of commencement of operations of the Renewable Diesel Facility; and the timing of the completion of the proposed transaction. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company's control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks described above, and the risks disclosed in the Company's filings with the SEC. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Subscription Agreement by and between PBF Energy Company LLC and Eni Sustainable Mobility S.p.A, dated as of February 16, 2023.*
99.1	Press Release, dated February 16, 2023.

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	February 23, 2023	PBF Energy Inc.
(Registrant)

By:	/s/ Trecia M. Canty
Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Date:	February 23, 2023	PBF Energy Company LLC
(Registrant)

By:	/s/ Trecia M. Canty
Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary

Date:	February 23, 2023	PBF Holding Company LLC
(Registrant)

By:	/s/ Trecia M. Canty
Name:	Trecia M. Canty
Title:	Senior Vice President, General Counsel and Secretary